                                                                      EXHIBIT 99


              CERTAIN PENDING LITIGATION MATTERS AND RECENT DEVELOPMENTS

As described in Item 3 of this Annual Report on Form 10-K and Note 15 to the Company's consolidated financial statements included as Exhibit 13 hereto, there are legal proceedings covering a wide range of matters pending in various U.S. and foreign jurisdictions against the Company, its subsidiaries, including PM Inc., and their respective indemnitees. Various types of claims are raised in these proceedings, including products liability, consumer protection, antitrust, securities law, tax, patent infringement, employment matters and claims for contribution. Pending claims related to tobacco products generally fall within three categories: (i) smoking and health cases alleging personal injury brought on behalf of individual plaintiffs, (ii) smoking and health cases alleging personal injury and purporting to be brought on behalf of a class of individual plaintiffs, and (iii) health care cost recovery cases, including class actions, brought by state and local governments, unions, federal and state taxpayers, native American tribes and others seeking reimbursement for Medicaid and/or other health care expenditures allegedly caused by cigarette smoking. The following lists the pending claims included in the latter two of these categories and also certain other pending claims. Certain developments in these cases since January 1, 1997 are also described.

                            SMOKING AND HEALTH LITIGATION

The following lists the smoking and health class actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries as of February 27, 1998, and describes certain developments since January 1, 1997.

BROIN, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., CIRCUIT COURT, DADE COUNTY, FLORIDA, FILED OCTOBER 31, 1991. This case was settled in October 1997 (see Item 3. LEGAL PROCEEDINGS).

CASTANO, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, LOUISIANA, FILED MARCH 29, 1994. In January 1998, PM Inc. and certain other members of the United States tobacco industry agreed with plaintiffs to dismiss this action without prejudice and to toll the statute of limitations. In connection with that agreement, PM Inc. paid $5.9 million to reimburse costs and expenses of plaintiffs' counsel, such reimbursement to be credited against any award of costs and expenses incurred in connection with this action that such counsel may obtain in the future resulting from federal legislation implementing the proposed Resolution or against any judgment or settlement such counsel may obtain in the future in similar actions.

ENGLE, ET AL. V. R.J. REYNOLDS TOBACCO CO., ET AL., CIRCUIT COURT, DADE COUNTY, FLORIDA, FILED MAY 5, 1994. The class, as certified by the court, consists of all Florida citizens and residents and their survivors who have suffered injury "caused by their addiction to cigarettes that contain nicotine." In May 1997, the court agreed to reconsider its earlier order granting partial summary judgment on the grounds that certain of plaintiffs' claims were preempted by the Federal Cigarette Labeling and Advertising Act. Plaintiffs' claim for medical monitoring was dismissed by the court in July 1997. In January 1998, the court denied a motion to decertify the class, but expressed reservations and concerns about the manageability of the class action and postponed the trial date to permit an appeal of that decision.

GRANIER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, LOUISIANA, FILED SEPTEMBER 26, 1994.

CAPUTO (FORMERLY LETOURNEAU) V. IMPERIAL TOBACCO LIMITED, ET AL., ONTARIO COURT OF JUSTICE, TORONTO, CANADA, FILED JANUARY 13, 1995.

THE SMOKER HEALTH DEFENSE ASSOCIATION, ET AL. V. SOUZA CRUZ, S.A. AND PHILIP MORRIS MARKETING, S.A., 19TH LOWER CIVIL COURT OF THE CENTRAL COURTS OF THE JUDICIARY DISTRICT OF SAN PAULO, BRAZIL, FILED JULY 25, 1995.

NORTON, ET AL. V. RJR NABISCO HOLDINGS CORPORATION, ET AL., SUPERIOR COURT, MADISON COUNTY, INDIANA, FILED MAY 3, 1996.

RICHARDSON, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., CIRCUIT COURT, BALTIMORE CITY, MARYLAND, FILED MAY 24, 1996. In January 1998, the court certified a class consisting of certain persons in Maryland who are nicotine-dependent and certain Maryland residents who have suffered injury as a result of using tobacco products. Trial is scheduled for September 1999.

SCOTT, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., DISTRICT COURT, ORLEANS PARISH, LOUISIANA, FILED MAY 24, 1996. In April 1997, the court certified a class consisting of certain Louisiana residents who are or were smokers and who desire to participate in smoking cessation and/or medical monitoring programs.

FROSINA, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., SUPREME COURT, NEW YORK COUNTY, NEW YORK, FILED JUNE 19, 1996. In October 1997, the court certified a class consisting of certain New York residents who smoked cigarettes manufactured by PM Inc. Trial may commence during the spring or summer of 1998.

REED, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, DISTRICT OF COLUMBIA, FILED JUNE 21, 1996. In August 1997, the court denied plaintiffs' motion for class certification.

BARNES (FORMERLY ARCH), ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, PENNSYLVANIA, FILED AUGUST 8, 1996. In October 1997, the court decertified the class and granted defendants' motion for summary judgment.

LYONS, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, ALABAMA, FILED AUGUST 8, 1996.

CHAMBERLAIN, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, OHIO, FILED AUGUST 14, 1996.

THOMPSON, ET AL. V. AMERICAN TOBACCO COMPANY, INC., ET AL., UNITED STATES DISTRICT COURT, MINNESOTA, FILED SEPTEMBER 4, 1996.

CONNOR, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., SECOND JUDICIAL DISTRICT COURT, BERNALILLO COUNTY, NEW MEXICO, FILED OCTOBER 10, 1996.

RUIZ, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, PUERTO RICO, FILED OCTOBER 23, 1996.

HANSEN, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, ARKANSAS, FILED NOVEMBER 4, 1996.

MCCUNE, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., CIRCUIT COURT OF KANAWHA COUNTY, WEST VIRGINIA, FILED JANUARY 31, 1997.

BAKER, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., CIRCUIT COURT, WAYNE COUNTY, MICHIGAN, FILED FEBRUARY 4, 1997.

WOODS (formerly INGLE), ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., CIRCUIT COURT, MCDOWELL COUNTY, WEST VIRGINIA, FILED FEBRUARY 4, 1997.

EMIG, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, KANSAS, FILED FEBRUARY 6, 1997.

PETERSON, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, HAWAII, FILED FEBRUARY 6, 1997.

WALLS, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, OKLAHOMA, FILED FEBRUARY 6, 1997 .

SELCER, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NEVADA, FILED MARCH 3, 1997.

INSOLIA, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., CIRCUIT COURT, ROCK COUNTY, WISCONSIN, FILED APRIL 21, 1997. Trial is scheduled for February 1999.

GEIGER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., SUPREME COURT, QUEENS COUNTY, NEW YORK, FILED APRIL 30, 1997. In July 1997, the court denied defendants' motion to dismiss and granted interim certification of a class consisting of certain New York residents.

COLE, ET AL. V. THE TOBACCO INSTITUTE, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, TEXAS, TEXARKANA DIVISION, FILED MAY 5, 1997.

CLAY, ET AL. V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, ILLINOIS, BENTON DIVISION, FILED MAY 22, 1997.

ANDERSON, ET AL. V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, TENNESSEE, FILED MAY 23, 1997.

TAYLOR, ET AL. V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., CIRCUIT COURT, WAYNE COUNTY, MICHIGAN, FILED MAY 23, 1997.

LYONS, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, GEORGIA, FILED MAY 27, 1997.

COSENTINO, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, MIDDLESEX COUNTY, NEW JERSEY, FILED MAY 28, 1997.

ENRIGHT, ET AL. V. AMERICAN TOBACCO COMPANY, INC., ET AL., SUPERIOR COURT, CAMDEN COUNTY, NEW JERSEY, FILED MAY 28, 1997.

TEPPER, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, BERGEN COUNTY, NEW JERSEY, FILED MAY 28, 1997.

BROWN, ET AL. V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., SUPERIOR COURT, SAN DIEGO COUNTY, CALIFORNIA, FILED JUNE 10, 1997.

LIPPINCOTT, ET AL. V. AMERICAN TOBACCO COMPANY, INC., ET AL., SUPERIOR COURT, CAMDEN COUNTY, NEW JERSEY, FILED JUNE 13, 1997.

BRAMMER, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, IOWA, FILED JUNE 20, 1997.

KNOWLES, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, LOUISIANA, FILED JUNE 30, 1997.

DALEY, ET AL. V. AMERICAN BRANDS, INC., ET AL., CIRCUIT COURT, COOK COUNTY, ILLINOIS, FILED JULY 7, 1997.

PISCITELLO, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, MIDDLESEX COUNTY, NEW JERSEY, FILED JULY 28, 1997.


MCCAULEY, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, GEORGIA, FILED AUGUST 15, 1997.

DASILVA, ET AL. V. NIGERIAN TOBACCO COMPANY, ET AL., HIGH COURT OF LAGOS STATE, NIGERIA, FILED SEPTEMBER 8, 1997.

BUSH, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, TEXAS, FILED SEPTEMBER 10, 1997.

NWANZE, ET AL. V. PHILIP MORRIS COMPANIES INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED SEPTEMBER 29, 1997.

BADILLO, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NEVADA, FILED OCTOBER 8, 1997.

NEWBORN, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., UNITED STATES DISTRICT COURT, WESTERN DISTRICT, TENNESSEE, FILED OCTOBER 9, 1997.

YOUNG, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., CIVIL DISTRICT COURT, ORLEANS PARISH, STATE OF LOUISIANA, FILED NOVEMBER 12, 1997.

AKSAMIT, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., UNITED STATES DISTRICT COURT, SOUTH CAROLINA, FILED NOVEMBER 20, 1997.

LANGDEAU, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., TRIBAL COURT, LOWER BRULE SIOUX TRIBE, FILED ON AN UNKNOWN DATE. In October 1997, this case was dismissed without prejudice by the tribal court on the grounds that plaintiffs failed to effect proper service of process and otherwise failed to follow tribal court rules. In November 1997, the complaint was refiled.

HERRERA, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., FOURTH JUDICIAL DISTRICT COURT, UTAH COUNTY, UTAH, FILED JANUARY 28, 1998.

JACKSON, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., THIRD JUDICIAL DISTRICT COURT, SALT LAKE COUNTY, UTAH, FILED FEBRUARY 13, 1998.

                         HEALTH CARE COST RECOVERY LITIGATION

The following lists the health care cost recovery actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries as of February 27, 1998, and describes certain developments since January 1, 1997.

MOORE V. THE AMERICAN TOBACCO COMPANY, ET AL., CHANCERY COURT, JACKSON COUNTY, MISSISSIPPI, FILED MAY 23, 1994. This case was settled in July 1997 (see Item 3. LEGAL PROCEEDINGS).

STATE OF MINNESOTA, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., DISTRICT COURT, RAMSEY COUNTY, MINNESOTA, FILED AUGUST 17, 1994. Trial began in January 1998 (see Item 3. LEGAL PROCEEDINGS).

MCGRAW V. THE AMERICAN TOBACCO COMPANY, ET AL., CIRCUIT COURT, KANAWHA COUNTY, WEST VIRGINIA, FILED SEPTEMBER 20, 1994. In February 1997, the court granted defendants' motion to dismiss plaintiffs' common law and equitable claims and thereafter denied defendants' motion to dismiss plaintiffs' statutory claims.

THE STATE OF FLORIDA, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., CIRCUIT COURT, PALM BEACH COUNTY, FLORIDA, FILED FEBRUARY 21, 1995. This case was settled in September 1997 (see Item 3. LEGAL PROCEEDINGS).

COMMONWEALTH OF MASSACHUSETTS V. PHILIP MORRIS INC., ET AL., SUPERIOR COURT, MIDDLESEX COUNTY, MASSACHUSETTS, FILED DECEMBER 19, 1995. In October 1997, the court denied in part defendants' motion to dismiss the complaint, but reserved ruling on plaintiff's claims of special duty and a portion of plaintiff's deceptive trade practices claim. Trial is set for February 1999.

IEYOUB V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, WESTERN DISTRICT, LOUISIANA, FILED MARCH 13, 1996. In January 1997, the court denied defendants' motion to dismiss which argued that the attorney general lacked the procedural capacity to bring this action. A similar motion challenging the attorney general's authority to bring this action is also pending. In March 1997, the attorney general amended his complaint to join over 100 insurance companies, alleged to have issued insurance policies to defendants covering all or some of the damages asserted in the complaint.

THE STATE OF TEXAS V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, TEXAS, FILED MARCH 28, 1996. This case was settled in January 1998 (see Item 3. LEGAL PROCEEDINGS).

STATE OF MARYLAND V. PHILIP MORRIS INCORPORATED, ET AL., CIRCUIT COURT, BALTIMORE CITY, MARYLAND, FILED MAY 1, 1996. In May 1997, the court dismissed all of plaintiff's claims other than those based on antitrust and consumer protection theories and held that plaintiff is limited to its statutory remedy of subrogation. Trial is scheduled for January 1999.

STATE OF WASHINGTON V. THE AMERICAN TOBACCO COMPANY, ET AL., SUPERIOR COURT, KING COUNTY, WASHINGTON, FILED JUNE 5, 1996. In June 1997, the court dismissed claims of special duty and unjust enrichment and a claim for disgorgement of profits. In August 1997, the court reinstated plaintiff's previously dismissed consumer protection statute claims for damages solely to the extent such claims are confined to relief sought for individual consumers, but not for the State itself. Trial is scheduled for September 1998.

CITY AND COUNTY OF SAN FRANCISCO, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, CALIFORNIA, FILED JUNE 6, 1996. In February 1997, the court dismissed the complaint with leave to amend. In March 1997, plaintiffs filed an amended complaint. On March 4, 1998, the court denied defendants' motion to dismiss the negligent breach of special duty and fraud counts of the amended complaint, but granted the motion to dismiss the claim for intentional breach of special duty.

STATE OF CONNECTICUT V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, LITCHFIELD DISTRICT, CONNECTICUT, FILED JULY 18, 1996.

COUNTY OF LOS ANGELES V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., SUPERIOR COURT, SAN DIEGO COUNTY, CALIFORNIA, FILED AUGUST 5, 1996. In April 1997, the court dismissed plaintiffs' fraud claims without leave to amend, and denied defendants' motion to dismiss plaintiffs' claim for breach of express warranty. In December 1997, the court dismissed certain other causes of action, holding that there was no common-law basis for plaintiffs' recoupment claims and that the California Civil Code, which bars claims for injury or death caused by certain consumer products, barred all of plaintiff's statutory claims for recoupment, with the exception of a claim for breach of express warranty. The court further held that plaintiffs could state statutory recoupment causes of action if they could base their claims exclusively on defendants' conduct occurring after June 12, 1997 (the date the California Legislature amended the California Civil Code to no longer bar public entities from suing to recover health care costs for treating smoking-related illnesses), and granted plaintiffs leave to amend to try to state such causes of action. Finally, the court dismissed, without leave to amend, a cause of action for violation of a penal code provision prohibiting sales of tobacco products to minors.

The court had consolidated for trial beginning in February 1999, the claims under the California Unfair Competition Act and False Advertising Law with similar claims brought in two other cases pending in California. The court indicated that it would consider the health care cost recovery portion of the COUNTY OF LOS ANGELES case at a feasible date after the conclusion of the trial of the claims under the California Unfair Competition Act and False Advertising Law.

CROZIER V. THE AMERICAN TOBACCO COMPANY, ET AL., CIRCUIT COURT, MONTGOMERY COUNTY, ALABAMA, FILED AUGUST 8, 1996. This health care cost recovery action was brought as a class action on behalf of Alabama taxpayers. In September 1997, the court dismissed plaintiffs' claims that were asserted on behalf of the State of Alabama, but denied defense motions to dismiss claims insofar as they related to plaintiffs' individual claims or those asserted on behalf of children.

STATE OF ARIZONA V. THE AMERICAN TOBACCO COMPANY, ET AL., SUPERIOR COURT, MARICOPA COUNTY, ARIZONA, FILED AUGUST 20, 1996. In May 1997, the court granted defendants' motion to dismiss plaintiffs' claims of breach of assumed duty and performance of another's duty to the public, negligence PER SE, public nuisance, and unjust enrichment and restitution and denied defendants' dismissal motion with respect to plaintiffs' claims for antitrust violations, fraud and violations of a deceptive trade practices statute. In July 1997, the court granted defendants' motion to dismiss plaintiffs' RICO claim without prejudice. In December 1997, the attorney general amended the complaint to include claims for Medicaid reimbursement, which had been dropped from the original complaint on instructions of the State's previous governor. Trial is scheduled for October 1998.

STATE OF KANSAS V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., DISTRICT COURT, SHAWNEE COUNTY, KANSAS, FILED AUGUST 20, 1996.

KELLEY V. PHILIP MORRIS INCORPORATED, ET AL., CIRCUIT COURT, INGHAM COUNTY, MICHIGAN, FILED AUGUST 21, 1996, BY THE ATTORNEY GENERAL OF MICHIGAN. In May 1997, the court granted plaintiff's motion contending that statutory subrogation is not the exclusive remedy to be pursued by the State (although the court appeared to hold that statutory and common law subrogation were the only theories available to the State to recover damages). In addition, the court dismissed certain of defendants' affirmative defenses under Michigan's consumer protection statute, dismissed plaintiff's antitrust claim, dismissed, with leave to amend, plaintiff's claims of breach of special duty and injunctive relief, and dismissed plaintiff's claims for punitive damages.

STATE OF OKLAHOMA, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., DISTRICT COURT, CLEVELAND COUNTY, OKLAHOMA, FILED AUGUST 22, 1996. In January 1998, the court denied motions by the Company and other defendant parent companies to dismiss plaintiff's complaint based on the court's lack of personal jurisdiction. Trial is scheduled to begin in November 1998.

PEOPLE OF THE STATE OF CALIFORNIA V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, SAN FRANCISCO COUNTY, CALIFORNIA, FILED SEPTEMBER 5, 1996. In October 1997, the court struck several of defendants' affirmative defenses including comparative fault, assumption of risk, failure to mitigate, improper class action, federal preemption (in part), lack of standing, separation of powers doctrine, lack of authority to retain contingency counsel, improper accumulation of actions and "antitrust-related defenses." Trial is scheduled for March 1999.

STATE OF NEW JERSEY V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., SUPERIOR COURT, MIDDLESEX COUNTY, NEW JERSEY, FILED SEPTEMBER 10, 1996.

COYNE, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, OHIO, FILED SEPTEMBER 17, 1996. In February 1998, the court granted defendants' motion to dismiss this action due to plaintiffs' lack of standing. This case had been filed by private citizens in Ohio purportedly on behalf of the State of Ohio and all Ohio taxpayers.


PERRY, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., CIRCUIT COURT, COFFEE COUNTY, TENNESSEE, FILED SEPTEMBER 30, 1996.

STATE OF UTAH V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, CENTRAL DIVISION, UTAH, FILED SEPTEMBER 30, 1996.

CITY OF NEW YORK, ET AL. V. THE TOBACCO INSTITUTE, ET AL., SUPREME COURT, NEW YORK COUNTY, NEW YORK, FILED OCTOBER 17, 1996.

PEOPLE OF THE STATE OF ILLINOIS V. PHILIP MORRIS, INC., ET AL., CIRCUIT COURT, COOK COUNTY, ILLINOIS, FILED NOVEMBER 12, 1996. In November 1997, the court denied defendants' motions to dismiss the antitrust, negligence and conspiracy claims and granted defendants' motions to dismiss the special duty, restitution, nuisance and unjust enrichment claims.

STATE OF IOWA V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., DISTRICT COURT, FIFTH JUDICIAL DISTRICT, POLK COUNTY, IOWA, FILED NOVEMBER 27, 1996. In August 1997, the court dismissed plaintiff's claims for deception, breach of assumed duty, disgorgement of profits, and indemnity. The court also denied defendants' motion to dismiss plaintiff's claims for violation of the Iowa Consumer Fraud Act, civil conspiracy, aiding and abetting, nuisance, and injunctive relief.

COUNTY OF ERIE V. THE TOBACCO INSTITUTE, INC., ET AL., SUPREME COURT, ERIE COUNTY, NEW YORK, FILED JANUARY 14, 1997.

STATE OF NEW YORK V. THE AMERICAN TOBACCO COMPANY, ET AL., SUPREME COURT, NEW YORK COUNTY, NEW YORK, FILED JANUARY 21, 1997.

STATE OF HAWAII V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., CIRCUIT COURT, FIRST CIRCUIT, HAWAII, FILED JANUARY 31, 1997.

STATE OF WISCONSIN V. PHILIP MORRIS INCORPORATED, ET AL., CIRCUIT COURT, DANE COUNTY, WISCONSIN, FILED FEBRUARY 5, 1997. Trial is scheduled for September 1999.

STATE OF INDIANA V. PHILIP MORRIS INCORPORATED, ET AL., SUPERIOR COURT, MARION COUNTY, INDIANA, FILED FEBRUARY 19, 1997.

STATE OF ALASKA V. PHILIP MORRIS, INCORPORATED, ET AL., SUPERIOR COURT, FIRST JUDICIAL DISTRICT, ALASKA, FILED APRIL 14, 1997.

COUNTY OF COOK V. PHILIP MORRIS, INCORPORATED, ET AL., CIRCUIT COURT, COOK COUNTY, ILLINOIS, FILED APRIL 18, 1997.

WHITE, ET AL. V. PHILIP MORRIS, INC., ET AL., CHANCERY COURT, JEFFERSON COUNTY, MISSISSIPPI, FILED APRIL 18, 1997.

COMMONWEALTH OF PENNSYLVANIA V. PHILIP MORRIS, INC., ET AL., COURT OF COMMON PLEAS, PHILADELPHIA COUNTY, PENNSYLVANIA, FILED APRIL 23, 1997.

STATIONARY ENGINEERS LOCAL 39 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, CALIFORNIA, FILED APRIL 25, 1997.

STATE OF ARKANSAS V. THE AMERICAN TOBACCO COMPANY, ET AL., CHANCERY COURT, SIXTH DIVISION, PULASKI COUNTY, ARKANSAS, FILED MAY 5, 1997.

STATE OF MONTANA V. PHILIP MORRIS, INCORPORATED, ET AL., FIRST JUDICIAL COURT, LEWIS AND CLARK COUNTY, MONTANA, FILED MAY 5, 1997.

STATE OF OHIO V. PHILIP MORRIS, INCORPORATED, ET AL., COURT OF COMMON PLEAS, FRANKLIN COUNTY, OHIO, FILED MAY 8, 1997.

BECKOM, ET AL., EX. REL. STATE OF TENNESSEE AND TENNESSEE TAXPAYERS V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, TENNESSEE, FILED MAY 8, 1997.

STATE OF MISSOURI V. AMERICAN TOBACCO COMPANY, INC., ET AL., CIRCUIT COURT, CITY OF ST. LOUIS, MISSOURI, FILED MAY 12, 1997.

STATE OF SOUTH CAROLINA V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., COURT OF COMMON PLEAS, RICHLAND COUNTY, SOUTH CAROLINA, FILED MAY 12, 1997.

IRON WORKERS LOCAL UNION NO. 17 INSURANCE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, OHIO, EASTERN DIVISION, FILED MAY 20, 1997. Trial is scheduled for February 1999.

NORTHWEST LABORERS-EMPLOYERS HEALTH AND SECURITY TRUST FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, WESTERN DISTRICT, WASHINGTON, FILED MAY 21, 1997. In December 1997, the court certified a class consisting of "all existing jointly-administrating collectively bargained-for health and welfare trusts in Washington, and/or the trustees of such entities, that have provided or paid for health care and/or addiction treatment costs or services for employees or other beneficiaries." In February 1998, the court denied defendants' motion to certify the court's class certification decision for appeal. Trial is scheduled for September 1999.

STATE OF NEVADA V. PHILIP MORRIS, INCORPORATED, ET AL., SECOND JUDICIAL DISTRICT, WASHOE COUNTY, NEVADA, FILED MAY 21, 1997.

UNIVERSITY OF SOUTH ALABAMA V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, ALABAMA, FILED MAY 23, 1997. In August 1997, the court granted the attorney general's motion to dismiss the action on the ground that the university, as an instrumentality of the State, did not have authority to bring this action on its own behalf.

STATE OF NEW MEXICO V. THE AMERICAN TOBACCO COMPANY, ET AL., FIRST JUDICIAL DISTRICT COURT, SANTA FE COUNTY, NEW MEXICO, FILED MAY 27, 1997.

CITY OF BIRMINGHAM, ALABAMA, AND THE GREENE COUNTY RACING COMMISSION V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, ALABAMA, FILED MAY 28, 1997.

THE LOWER BRULE SIOUX TRIBE V. THE AMERICAN TOBACCO COMPANY, ET AL., TRIBAL COURT, LOWER BRULE SIOUX TRIBE, FILED ON AN UNKNOWN DATE; FIRST AMENDED COMPLAINT FILED MAY 28, 1997. In October 1997, this case was dismissed without prejudice by the tribal court on the grounds that plaintiffs failed to effect proper service of process and otherwise failed to follow tribal court rules. A new complaint was filed in January 1998.

STATE OF VERMONT V. PHILIP MORRIS, INCORPORATED, ET AL., SUPERIOR COURT, CHITTENDEN COUNTY, VERMONT, FILED MAY 29, 1997. Trial is scheduled for November 1999.

UNPINGCO, ET AL. V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., UNITED STATES DISTRICT COURT, AGANA, GUAM, FILED MAY 29, 1997. In January 1998, plaintiffs dismissed the complaint, voluntarily and without prejudice, in return for a tolling agreement.

CENTRAL ILLINOIS CARPENTERS HEALTH & WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF ILLINOIS, FILED MAY 30, 1997.

MASSACHUSETTS LABORERS HEALTH AND WELFARE FUND V. PHILIP MORRIS INC., ET AL., UNITED STATES DISTRICT COURT, MASSACHUSETTS, FILED JUNE 2, 1997.

STATE OF NEW HAMPSHIRE V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., SUPERIOR COURT, MERRIMACK COUNTY, NEW HAMPSHIRE, FILED JUNE 4, 1997.

STATE OF COLORADO V. R.J. REYNOLDS TOBACCO CO., ET AL., DISTRICT COURT, CITY AND COUNTY OF DENVER, COLORADO, FILED JUNE 5, 1997.

STATE OF OREGON V. THE AMERICAN TOBACCO COMPANY, ET AL., CIRCUIT COURT, MULTNOMAH COUNTY, OREGON, FILED JUNE 9, 1997. In February 1998, the court dismissed the special duty and conspiracy counts, dismissed (with leave to replead) the public nuisance and unjust enrichment counts, and reserved decision on the antitrust count. The court also granted defendants' motion dismissing the damages and restitution remedy for the statutory consumer protection and RICO counts. Trial is scheduled for April 1999.

THE CROW TRIBE V. THE AMERICAN TOBACCO COMPANY, ET AL., TRIBAL COURT, CROW TRIBE, FILED JUNE 10, 1997.

STATE OF IDAHO V. PHILIP MORRIS, INC., ET AL., DISTRICT COURT, FOURTH JUDICIAL DISTRICT, ADA COUNTY, IDAHO, FILED JUNE 11, 1997.

PEOPLE OF THE STATE OF CALIFORNIA V. PHILIP MORRIS, INC., ET AL., SUPERIOR COURT, SACRAMENTO COUNTY, CALIFORNIA, FILED JUNE 12, 1997.

HAWAII HEALTH AND WELFARE TRUST FUND FOR OPERATING ENGINEERS V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, HAWAII, FILED JUNE 13, 1997.

STATE OF MAINE V. PHILIP MORRIS, INCORPORATED, ET AL., SUPERIOR COURT, KENNEBEC COUNTY, MAINE, FILED JUNE 17, 1997.

ROSSELLO, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., UNITED STATES DISTRICT COURT, PUERTO RICO, FILED JUNE 17, 1997.

STATE OF RHODE ISLAND V. AMERICAN TOBACCO COMPANY, INC., ET AL., SUPERIOR COURT, PROVIDENCE, RHODE ISLAND, FILED JUNE 17, 1997.

LABORERS LOCAL 17 HEALTH AND BENEFIT FUND AND THE TRANSPORT WORKERS UNION NEW YORK CITY PRIVATE BUS LINES HEALTH BENEFIT TRUST V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED JUNE 19, 1997.

THE IOWA LABORERS DISTRICT COUNCIL HEALTH AND WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF IOWA, FILED JUNE 20, 1997. This case was voluntarily dismissed by plaintiffs, without prejudice, in September 1997.

MUSCOGEE CREEK NATION V. THE AMERICAN TOBACCO COMPANY, ET AL., DISTRICT COURT, MUSCOGEE CREEK NATION, OKMULGEE DISTRICT, FILED JUNE 20, 1997. In February 1998, defendants' motion to dismiss on jurisdictional grounds was denied by the court.

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

ARK-LA-MISS LABORERS WELFARE FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, LOUISIANA, FILED JUNE 20, 1997. In September 1997, this case was consolidated with ASBESTOS WORKERS LOCAL 53 HEALTH & WELFARE FUND referenced below.

KENTUCKY LABORERS DISTRICT COUNCIL HEALTH AND WELFARE TRUST FUND V. HILL & KNOWLTON, INC., ET AL., UNITED STATES DISTRICT COURT, WESTERN DISTRICT, KENTUCKY, LOUISVILLE DIVISION, FILED JUNE 20, 1997.

OREGON LABORERS -- EMPLOYERS HEALTH AND WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, OREGON, FILED JUNE 20, 1997. Trial is scheduled for January 1999.

CHEHALIS TRIBE V. THE AMERICAN TOBACCO COMPANY, ET AL., CHEHALIS TRIBAL COURT, CHEHALIS INDIAN RESERVATION, OAKVILLE, WASHINGTON, FILED JUNE 23, 1997. In October 1997, plaintiffs voluntarily dismissed this case without prejudice.

UNITED FEDERATION OF TEACHERS WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED JUNE 25, 1997.

CONNECTICUT PIPE TRADES HEALTH FUND AND INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS LOCAL 90 BENEFIT PLAN V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, CONNECTICUT, FILED JULY 1, 1997.

SEAFARERS WELFARE PLAN AND UNITED INDUSTRIAL WORKERS WELFARE PLAN V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, MARYLAND, SOUTHERN DIVISION, FILED JULY 2, 1997.

LABORERS AND OPERATING ENGINEERS UTILITY AGREEMENT HEALTH AND WELFARE TRUST FUND FOR ARIZONA V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, ARIZONA, FILED JULY 7, 1997.

WOODS, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., SUPERIOR COURT, WAKE COUNTY, NORTH CAROLINA, FILED JULY 10, 1997. This case was voluntarily dismissed by plaintiffs, without prejudice, in February 1998.

WEST VIRGINIA LABORERS PENSION FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, WEST VIRGINIA, HUNTINGTON DIVISION, FILED JULY 11, 1997.

RHODE ISLAND LABORERS HEALTH AND WELFARE FUND V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, RHODE ISLAND, FILED JULY 20, 1997.

EASTERN STATES HEALTH AND WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED JULY 28, 1997.

ASBESTOS WORKERS LOCAL 53 HEALTH AND WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, LOUISIANA, FILED AUGUST 15, 1997. In September 1997, this case was consolidated with the case of ARK-LA-MISS LABORERS WELFARE FUND referenced above.

STEAMFITTERS LOCAL UNION NO. 420 WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, PENNSYLVANIA, FILED AUGUST 21, 1997.

STATE OF GEORGIA V. PHILIP MORRIS, INC., ET AL., SUPERIOR COURT, FULTON COUNTY, GEORGIA, FILED AUGUST 29, 1997.

CONSTRUCTION LABORERS OF GREATER ST. LOUIS WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, MISSOURI, FILED SEPTEMBER 2, 1997.

ARKANSAS CARPENTERS HEALTH & WELFARE FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, ARKANSAS, FILED SEPTEMBER 4, 1997.

SOUTHEAST FLORIDA LABORERS DISTRICT COUNCIL HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, FLORIDA, FILED SEPTEMBER 11, 1997.

WEST VIRGINIA--OHIO VALLEY AREA INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS WELFARE FUND V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, WEST VIRGINIA, FILED SEPTEMBER 11, 1997.

TEAMSTERS UNION NO. 142, HEALTH AND WELFARE TRUST FUND AND SHEET METAL WORKERS LOCAL UNION NO. 20 WELFARE AND BENEFIT FUND V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, INDIANA, FILED SEPTEMBER 12, 1997.

CROW CREEK SIOUX TRIBE V. THE AMERICAN TOBACCO COMPANY, ET AL., TRIBAL COURT, CROW CREEK SIOUX TRIBE, FILED SEPTEMBER 14, 1997.

OPERATING ENGINEERS LOCAL 12 HEALTH AND WELFARE TRUST V. AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, CENTRAL DISTRICT, CALIFORNIA, FILED SEPTEMBER 16, 1997.

PUERTO RICAN ILGWU HEALTH & WELFARE FUND V. PHILIP MORRIS INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED SEPTEMBER 17, 1997.

NEW JERSEY CARPENTERS HEALTH FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NEW JERSEY, FILED SEPTEMBER 25, 1997.

ASBESTOS WORKERS LOCAL NO. 25 WELFARE FUND AND ITS TRUSTEES, ET AL. V. PHILIP MORRIS, INC., ET AL., CIRCUIT COURT, WAYNE COUNTY, MICHIGAN, FILED OCTOBER 2, 1997. This case was dismissed without prejudice by the court for want of prosecution (I.E., plaintiffs' failure to timely serve the summons and complaint) in January 1998.

NEW MEXICO AND WEST TEXAS MULTI-CRAFT HEALTH AND WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., SECOND JUDICIAL DISTRICT COURT, BERNALILLO COUNTY, NEW MEXICO, FILED OCTOBER 10, 1997.

GOODPASTURE, ET AL. V. AMERICAN TOBACCO COMPANY, INC., ET AL., UNITED STATES DISTRICT COURT, KANSAS, FILED OCTOBER 15, 1997. This case was voluntarily dismissed by plaintiffs, without prejudice, in February 1998.

MOORE, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, KANSAS, FILED OCTOBER 15, 1997. This case was voluntarily dismissed by plaintiffs, without prejudice, in February 1998.

REPUBLIC OF THE MARSHALL ISLANDS V. THE AMERICAN TOBACCO COMPANY, ET AL., HIGH COURT, REPUBLIC OF THE MARSHALL ISLANDS, FILED OCTOBER 20, 1997. This case, originally filed in June 1997, was voluntarily dismissed by plaintiffs, without prejudice, in July 1997. A new health care cost recovery action was filed thereafter. Plaintiff's motion for default judgment was denied in January 1998.

CENTRAL STATES JOINT BOARD V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, ILLINOIS, FILED OCTOBER 20, 1997.

INTERNATIONAL BROTHERHOOD OF TEAMSTERS, LOCAL 734 V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, ILLINOIS, FILED OCTOBER 20, 1997.

TEXAS CARPENTERS HEALTH BENEFIT FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, TEXAS, BEAUMONT DIVISION, FILED OCTOBER 31, 1997.

UNITED FOOD AND COMMERCIAL WORKERS UNIONS AND EMPLOYERS HEALTH AND WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, ALABAMA, FILED NOVEMBER 13, 1997. In December 1997, the court entered an EX PARTE order granting conditional certification for a class of all United

Food and Commercial Workers Union Health and Welfare Funds in the United States, noting that the order was conditional for the purpose of protecting the court's jurisdiction and that plaintiffs would have to bear the burden of proof on all elements of class certification as the case proceeds.

B.A.C. LOCAL 32 INSURANCE TRUST FUND, ET AL. V. PHILIP MORRIS, INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, MICHIGAN, FILED NOVEMBER 14, 1997.


SCREEN ACTORS GUILD-PRODUCERS HEALTH PLAN, ET AL. V. PHILIP MORRIS, INC., ET AL., SUPERIOR COURT, LOS ANGELES COUNTY, CALIFORNIA, FILED NOVEMBER 20, 1997.

IBEW LOCAL 25 HEALTH AND BENEFIT FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED NOVEMBER 25, 1997.

IBEW LOCAL 363 WELFARE FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED NOVEMBER 25, 1997.

LOCAL 138, 138A AND 138B INTERNATIONAL UNION OF OPERATING ENGINEERS WELFARE FUND
V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED NOVEMBER 25, 1997.

LOCAL 840, INTERNATIONAL BROTHERHOOD OF TEAMSTERS HEALTH AND INSURANCE FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED NOVEMBER 25, 1997.

LONG ISLAND COUNCIL OF REGIONAL CARPENTERS WELFARE FUND V. PHILIP MORRIS, INC., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED NOVEMBER 25, 1997.

DAY CARE COUNCIL - LOCAL 205 D.C. 1707 WELFARE FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED DECEMBER 8, 1997.

LOCAL 1199 HOME CARE INDUSTRY BENEFIT FUND V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED DECEMBER 8, 1997.

LOCAL 1199 NATIONAL BENEFIT FUND FOR HEALTH AND HUMAN SERVICES EMPLOYEES V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED DECEMBER 8, 1997.

MASON, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, TEXAS, FILED DECEMBER 23, 1997.

OPERATING ENGINEERS LOCAL 324 HEALTH CARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT, MICHIGAN, FILED DECEMBER 30, 1997.

CARPENTERS & JOINERS WELFARE FUND, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., UNITED STATES DISTRICT COURT, MINNESOTA, FILED DECEMBER 31, 1997.

STEAMFITTERS LOCAL UNION NO. 614 HEALTH & WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., CIRCUIT COURT, THIRTEENTH JUDICIAL DISTRICT, TENNESSEE, FILED JANUARY 7, 1998.

WOODS, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, MIDDLE DISTRICT, NORTH CAROLINA, FILED FEBRUARY 13, 1998.

STATE OF SOUTH DAKOTA, ET AL. V. PHILIP MORRIS, INC., ET AL., CIRCUIT COURT, HUGHES COUNTY, SOUTH DAKOTA, FILED FEBRUARY 19, 1998.

BELK, ET AL. V. PHILIP MORRIS, INC., ET AL., CIRCUIT COURT OF MOBILE COUNTY, ALABAMA, FILED FEBRUARY 20, 1998.

In addition to the foregoing actions, other foreign, state and local government entities and others, including unions, have announced they are considering filing health care cost recovery actions.


                                CERTAIN OTHER ACTIONS

The following lists certain other actions pending against the Company and/or various subsidiaries and others as of February 27, 1998. These cases are described in Note 15 to the Company's consolidated financial statements; the following describes certain developments in these cases since January 1, 1997.

LAWRENCE, ET AL. V. PHILIP MORRIS COMPANIES INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT OF NEW YORK, FILED MARCH 31, 1994.

KURZWEIL, ET AL. V. PHILIP MORRIS COMPANIES INC., ET AL., UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FILED APRIL 4, 1994. In April 1997, the district court granted a motion filed by plaintiffs to vacate the court's earlier dismissal of this action and for leave to amend their complaint. Defendants' appeal of this ruling was dismissed by the Court of Appeals in August 1997, for lack of appellate jurisdiction.

SACKS, ET AL. V. PHILIP MORRIS INC., UNITED STATES DISTRICT COURT, DISTRICT OF MARYLAND, FILED JUNE 21, 1995.

STUART, ET AL. V. KRAFT FOODS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT OF WISCONSIN, FILED APRIL 4, 1996. This case was voluntarily dismissed in September 1997 without prejudice.

SHEEKS, ET AL. V. KRAFT FOODS, INC., ET AL., UNITED STATES DISTRICT COURT, EASTERN DISTRICT OF WISCONSIN, FILED SEPTEMBER 24, 1996. This case was voluntarily dismissed in May 1997 without prejudice.

SERVAIS, ET AL. V. KRAFT FOODS, INC. AND THE NATIONAL CHEESE EXCHANGE, INC., CIRCUIT COURT OF DANE COUNTY, WISCONSIN, FILED MAY 5, 1997. This case has been consolidated with the DODSON and NOLL cases referenced herein.

DODSON, ET AL. V. KRAFT FOODS, INC., ET AL., CIRCUIT COURT OF DANE COUNTY, WISCONSIN, FILED JULY 1, 1997. This case has been consolidated with the SERVAIS and NOLL cases referenced herein.

NOLL, ET AL. V. KRAFT FOODS, INC., ET AL., CIRCUIT COURT OF DANE COUNTY, WISCONSIN, FILED JULY 11, 1997. This case has been consolidated with the DODSON and SERVAIS cases referenced herein.

RAYMARK INDUSTRIES, INC. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, GEORGIA, FILED SEPTEMBER 15, 1997.

RAYMARK INDUSTRIES, INC. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, NORTHERN DISTRICT, FLORIDA, FILED SEPTEMBER 15, 1997.

MOSLEY, ET AL. V. PHILIP MORRIS COMPANIES INC., ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF ALABAMA, FILED SEPTEMBER 24, 1997.

VINCENT, ET AL. V. KRAFT FOODS, INC., CIRCUIT COURT OF COOK COUNTY, ILLINOIS, FILED OCTOBER 27, 1997.

FIBREBOARD CORPORATION AND OWENS CORNING V. THE AMERICAN TOBACCO COMPANY, ET AL., SUPERIOR COURT, ALAMEDA COUNTY, CALIFORNIA, FILED NOVEMBER 6, 1997.

KEENE CREDITORS TRUST V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., SUPREME COURT, NEW YORK COUNTY, NEW YORK, FILED DECEMBER 19, 1997.

ROBERT A. FALISE, ET AL., TRUSTEES OF THE MANVILLE PERSONAL INJURY SETTLEMENT TRUST V. THE AMERICAN TOBACCO COMPANY, ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED DECEMBER 31, 1997.

H.K. PORTER COMPANY, INC. V. B.A.T. INDUSTRIES, PLC, ET AL., UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT, NEW YORK, FILED DECEMBER 31, 1997.